UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Biostage, Inc.

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371

July 5, 2022

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Biostage, Inc. to be held on Thursday, July 28, 2022 at 8:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the special meeting will be held by virtual meeting only. You will not be able to attend the special meeting in person. To be admitted to the special meeting at www.virtualshareholdermeeting.com/BSTG2022SM, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the special meeting by following the instructions available on the meeting website during the meeting.

The Notice of Special Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting and should be read in their entirety.

The sole purpose of the special meeting is for our stockholders to consider and approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our issued and outstanding common stock at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than July 28, 2023 (the Reverse Stock Split).

The principal reason that the authority to effect the Reverse Stock Split is being sought by our board of directors ias that it may be necessary help ensure a share price high enough to satisfy the initial listing requirements for uplisting onto The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on The Nasdaq Capital Market if we are able to uplist in the future.

Our Board of Directors recommends that you vote “FOR” the proposal to authorize the Board to proceed, in its discretion, with the amendment of our Amended and Restated Certificate of Incorporation for the Reverse Stock Split.

We are mailing the Notice of Special Meeting of Stockholders and Proxy Statement to stockholders on or about July 5, 2022. The Proxy Statement is also available at www.proxyvote.com.

The Board of Directors has fixed the close of business on June 24, 2022 as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

If you are unable to attend the special meeting virtually, it is still important that your shares be represented and voted. To assure your representation at the special meeting, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE. Any shareholder who attends the virtual meeting may vote through the meeting website, even if he or she has voted through the Internet, by telephone or by mail.

Sincerely,

David Green, Interim Chief Executive Officer, Director, and Chairman

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 28, 2022

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Biostage, Inc. (the Company) will be held on Thursday, July 28, 2022 at 8:00 a.m. Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the special meeting will be held by virtual meeting only. You will not be able to attend the special meeting in person. To be admitted to the special meeting at www.virtualshareholdermeeting.com/BSTG2022SM, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the special meeting by following the instructions available on the meeting website during the meeting.

The sole purpose of the special meeting is for our stockholders to consider and approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our issued and outstanding common stock at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than July 28, 2023 (the Reverse Stock Split).

The principal reason that the authority to effect the Reverse Stock Split is being sought by our board of directors ias that it may be necessary help ensure a share price high enough to satisfy the initial listing requirements for uplisting onto The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on The Nasdaq Capital Market if we are able to uplist in the future.

The Board of Directors has fixed the close of business on June 24, 2022 as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. In the event there are not sufficient shares to be voted in favor of the foregoing proposal at the time of the special meeting, the special meeting may be adjourned in order to permit further solicitation of proxies.

Our Board of Directors recommends that you vote “FOR” the proposal to authorize the Board to proceed, in its discretion, with the amendment of our Amended and Restated Certificate of Incorporation for the Reverse Stock Split.

If you are unable to attend the special meeting virtually, it is still important that your shares be represented and voted. To assure your representation at the special meeting, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE.

The proposal described above is more fully described in the proxy statement that accompanies this notice. Such proxy statement is also available at www.proxyvote.com.

By Order of the Board of Directors,

David Green Interim Chief Executive Officer, Director, and Chairman

Holliston, Massachusetts
July 5, 2022

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. ANY STOCKHOLDER WHO ATTENDS THE VIRTUAL MEETING MAY VOTE THROUGH THE MEETING WEBSITE, EVEN IF THEY HAVE VOTED THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL.

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

PROXY STATEMENT

Special Meeting of Stockholders to Be Held on Thursday, July 28, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biostage, Inc. (we or the Company) for use at a special meeting of stockholders of the Company to be held on July 28, 2022 at 8:00 a.m. Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the special meeting will be held by virtual meeting only. You will not be able to attend the special meeting in person. To be admitted to the special meeting at www.virtualshareholdermeeting.com/BSTG2022SM, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the special meeting by following the instructions available on the meeting website during the meeting.

The sole purpose of the special meeting is for our stockholders to consider and approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our issued and outstanding common stock at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than July 28, 2023 (the Reverse Stock Split).

The principal reason that the authority to effect the Reverse Stock Split is being sought by our board of directors ias that it may be necessary help ensure a share price high enough to satisfy the initial listing requirements for uplisting onto The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on The Nasdaq Capital Market if we are able to uplist in the future.

We are mailing the Notice of Special Meeting of Stockholders and this Proxy Statement to stockholders on or about July 5, 2022. This Proxy Statement is also available at www.proxyvote.com.

The Board of Directors has fixed the close of business on June 24, 2022 as the record date (the Record Date) for the determination of stockholders entitled to notice of, and to vote at, the special meeting. Only holders of record of Common Stock, par value $.01 per share, of the Company (the Common Stock) at the close of business on the Record Date will be entitled to notice of, and to vote at, the special meeting. As of the Record Date, there were shares of Common Stock outstanding and entitled to vote at the special meeting. As of the Record Date, there were approximately stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the special Meeting. In the event there are not sufficient shares to be voted in favor of the foregoing proposal at the time of the special meeting, the special meeting may be adjourned in order to permit further solicitation of proxies.

The presence, virtually online or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the special meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the special meeting virtually will not be considered present or represented at the special meeting and will not be counted in determining the presence of a quorum.

Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

Approval of the foregoing proposal regarding the approval of an amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than July 28, 2023, requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such proposal. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the special meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the special meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote virtually online or to attend the special meeting virtually. Any record holder as of the Record Date may attend the special meeting virtually and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting virtually online through the special meeting website.

Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the virtual special meeting virtually and vote through the special meeting website should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote through the special meeting website. Attendance at the virtual special meeting will not, by itself, revoke a proxy.

You will be able to participate in the special meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSTG2022SM. To be admitted to the special meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the special meeting.

If you want to submit a question during the special meeting, log into www.virtualshareholdermeeting.com/BSTG2022SM, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Our Board of Directors recommends that you vote “FOR” the proposal to authorize the Board to proceed, in its discretion, with the amendment of our Amended and Restated Certificate of Incorporation for the Reverse Stock Split.

Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendation.

PROPOSAL

APPROVAL OF AN AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the Certificate of Amendment) to our Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our Board of Directors, in its discretion, following stockholder approval (if obtained), but no later than July 28, 2023 (the Reverse Stock Split). If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split on or before July 28, 2023, the authority granted in this proposal to implement the reverse stock split will terminate.

If implemented, the Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The principal reason that the authority to effect the Reverse Stock Split is being sought by our Board of Directors is that it may be necessary help ensure a share price high enough to satisfy the initial listing requirements for uplisting onto The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on The Nasdaq Capital Market if we are able to uplist in the future.

In addition, we believe that a low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:

●	the initial and continued listing requirements of Nasdaq;
●	the historical trading price and trading volume of our Common Stock;
●	the number of shares of our Common Stock outstanding;
●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market and economic conditions.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after subsection (A) of ARTICLE IV of the Charter:

“Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including one and one quarter of one (1.25) and five (5), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Following the Reverse Stock Split, our Common Stock would receive a new CUSIP number and will continue to be initially quoted on the OTC Markets Group, Inc. OTCQB Marketplace under the symbol “BSTG,” provided that if such split is done connection with a proposed uplisting onto The Nasdaq Capital Market that is approved by Nasdaq, the Common Stock would be listed one the The Nasdaq Capital Market under the symbol “BSTG” following such uplisting.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including one and one quarter of one (1.25) and five (5), depending on the exchange ratio selected by the Board of Directors.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the effective time). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split on or before July 28, 2023, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by Nasdaq, on the last trading day prior to the effective date of the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

●	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the minimum bid price per share as required by Nasdaq for listing, or the Company may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, resulting in the delisting of our Common Stock.
●	Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
●	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock not being approved for listing, or thereafter being delisted, from The Nasdaq Capital Market.
●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.

Certificated Shares

If effectuated, as soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan

As of the Record Date, there were outstanding stock options to purchase an aggregate of shares of our Common Stock with a weighted average exercise price of $ per share, and warrants to purchase an aggregate of shares of common stock with a weighted average exercise price of $ per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-twentieth the number currently covered, and the exercise or conversion price per share will be increased by between and including one and one quarter of one (1.25) and five (5) times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Information Reporting and Backup Withholding

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the special meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of the Record Date by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our directors and nominee for Director; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after the Record Date through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after the Record Date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)

Greater than 5% Holder

DST Capital LLC and Affiliates	4,025,138	34.7% (3)
An Zhang	1,153,379	9.9% (4)
Du Xiaoyu	750,000	6.5% (5)

Named Executive Officers

David Green	325,897	2.8% (6)
Hong Yu	504,506	4.3% (7)
William Fodor, Ph.D	174,597	1.5% (8)

Non-employee Directors

Jason Jing Chen	303,653	2.6% (9)
Junli He	252,033	2.2%(10)
Ting Li	87,369	*%(11)
Herman Sanchez	51,323	*%(12)
James Shmerling, DHA FACHE	111,437	1.0%(13)

All current executive officers and directors, as a group (8 persons)	1,810,815	15.6% (14)

*	Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).
(1)	Unless otherwise indicated, the address for all persons shown is c/o Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)	Based on 11,615,842 shares of Common Stock outstanding on the Record Date, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days.
(3)	This information is based upon a Schedule 13D (Amendment No. 9) filed jointly by DST Capital LLC (“DST Capital”), and Bin Zhao reporting beneficial ownership as of September 1, 2021, and a Form 4 filed on May 19, 2022. Consists of 3,688,999 shares of Common Stock and warrants to purchase up to 336,139 shares of Common Stock. The warrants are subject to a 49.99% beneficial ownership limitation, if applicable.
(4)	This information is based upon a Schedule 13D filed by An Zhang reporting beneficial ownership as of September 1, 2021 along with additional information available to us. Consists of 818,919 shares of Common Stock and warrants to purchase up to 334,460 shares of Common Stock. The warrants are subject to a 49.99% beneficial ownership limitation, if applicable.
(5)	This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.
(6)	Includes 175,329 shares of Common Stock, warrants to purchase up to 67,905 shares of Common Stock, as well as options to acquire 2,500 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(7)	Includes 300,000 warrants transferred from DST Capital to Mr. Yu’s wife, of which such warrants Mr. Yu disclaims beneficial ownership, 50,655 shares of Common Stock, as well as options to acquire 153,851 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(8)	Includes options to acquire 174,597 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(9)	Includes 36,000 shares of Common Stock, warrants to purchase up to 174,000 shares of Common Stock, and options to acquire 93,653 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(10)	Includes 235,135 shares of Common Stock and options to acquire 16,898 shares of Common Stock exercisable within 60 days of June 24, 2022.
(11)	Includes options to acquire 87,369 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(12)	Includes options to acquire 51,323 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(13)	Includes options to acquire 86,099 shares of Common Stock that are exercisable within 60 days of June 24, 2022.
(14)	Includes options to acquire 746,453 shares of Common Stock and warrants to purchase up to 550,351 shares of Common Stock, that are all exercisable within 60 days of June 24, 2022, and 514,011 shares of Common Stock. Includes warrants to purchase up to 300,000 shares of Common Stock transferred from DST Capital to Mr. Yu’s wife, of which such warrants Mr. Yu disclaims beneficial ownership.

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the special meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the special meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

AVAILABILITY OF MATERIALS

OUR ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, HAS BEEN FILED WITH THE SEC AND PROVIDES ADDITIONAL INFORMATION ABOUT US. IT IS AVAILABLE ON THE INTERNET AT WWW.BIOSTAGE.COM AND IT IS AVAILABLE TO BENEFICIAL AND RECORD HOLDERS OF OUR COMMON STOCK AT WWW.PROXYVOTE.COM. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH ANNUAL REPORT AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BIOSTAGE, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371.

A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE SPECIAL MEETING AS WELL AS AT THE VIRTUAL SPECIAL MEETING.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents to which we refer you in this Proxy Statement contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Proxy Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Exchange Act, including, without limitation, the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Proxy Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “should,” “estimate,” “will,” “may,” “future,” “plan,” “intend” and “expect” or the negative of those terms, or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: our ability to access debt and equity markets and raise additional funds when needed; the success of our collaborations, clinical trials and pre-clinical development efforts and programs, which success may not be achieved on a timely basis or at all; our ability to obtain and maintain regulatory approval for our implant products, bioreactors, scaffolds and other devices we pursue, including for the esophagus or airway, which approvals may not be obtained on a timely basis or at all; the number of patients who can be treated with our products; the amount and timing of costs associated with our development of implant products, bioreactors, scaffolds and other devices; our failure to comply with regulations and any changes in regulations; unpredictable difficulties or delays in the development of new technology; our collaborators or other third parties we contract with, including with respect to conducting any clinical trial or pre-clinical development efforts, not devoting sufficient time and resources to successfully carry out their duties or meet expected deadlines; our ability to attract and retain qualified personnel and key employees and retain senior management; potential liability exposure with respect to our products; the availability and price of acceptable raw materials and components from third-party suppliers; difficulties in obtaining or retaining the management and other human resource competencies that we need to achieve our business objectives; increased competition in the field of regenerative medicine and bioengineering, and the financial resources of our competitors; our ability to obtain and maintain intellectual property protection for our device and product candidates; our inability to implement our growth strategy; the control our principal stockholders can exert based on holding a majority of voting power; plus factors described under the heading “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on March 31, 2022 or described in our other public filings. Our results may also be affected by factors of which we are not currently aware. These factors are not intended to represent a complete list of the general or specific factors that may affect us. It should be recognized that other factors, including general economic factors and business strategies, may be significant, presently or in the future.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Proxy Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or otherwise, except as required by law.

Appendix A

FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Biostage, Inc., formerly known as Harvard Apparatus Regenerative Technology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Biostage, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 3, 2012, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 28, 2013, as amended by (i) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 30, 2016 and effective as of March 31, 2016, (ii) a certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016 and effective as of that date, (iii) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 26, 2017 and effective as of that date, (iv) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 21, 2017 and effective as of December 22, 2017 and (v) a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May May 24, 2019 and effective as of May 24, 2019 (as amended, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

The section entitled “COMMON STOCK” in ARTICLE IV.A of the Certificate is hereby amended by adding the following paragraph at the end of such section:

“Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each ______ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: The Certificate of Amendment shall be effective on _________, 202_ at 12:01 am ET.

IN WITNESS WHEREOF, Biostage, Inc. has caused this Certificate of Amendment to be signed by its _________________ this __ day of ______, 202_.

BIOSTAGE, INC.

By:
,

1

1

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NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

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JOB #

1 OF 2

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SHARES

CUSIP #

SEQUENCE #

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

CONTROL #

SHARES

SCAN TO

VIEW MATERIALS & VOTE

0 0 0

0000574984_1 R1.0.0.24

BIOSTAGE, INC.

84 OCTOBER HILL ROAD, SUITE 11

HOLLISTON, MA 01746

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. on July 27, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/BSTG2022SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.

Eastern Time on July 27, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,

NY 11717.

The Board of Directors recommends you vote FOR

proposal 1: For Against Abstain

1. To approve a proposed amendment to the Company's Amended and Restated Certificate of Incorporation, as

amended, to effect a reverse split of its issued and outstanding common stock at a ratio of not less than

1-for-1.25 and not greater than 1-for-5, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by the Company's board of directors, in its discretion, following Stockholder approval (if obtained), but no later than July 28, 2023.

NOTE: Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000574984_2 R1.0.0.24

Important Notice Regarding the Availability of Proxy Statement for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com

BIOSTAGE, INC.

Special Meeting of Stockholders

July 28, 2022 8:00 A.M., EDT

To be held virtually at: www.virtualshareholdermeeting.com/BSTG2022SM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Shunfu Hu and Peter Pellegrino, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOSTAGE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of

Stockholders to be held at 8:00 A.M., Eastern Time, held live via audio webcast at www.virtualshareholdermeeting.com/

BSTG2022SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendation.

Continued and to be signed on reverse side